LOGO: NUVEEN Exchange-Traded Funds

Nuveen Senior Income Fund

NSL
January 31, 2000
SEMIANNUAL REPORT

HIGH CURRENT INCOME FROM A PORTFOLIO OF SENIOR, SECURED CORPORATE LOANS

Financial Information
As of January 31, 2000



TOP SENIOR LOAN HOLDINGS
(Based on Total Investments)
Huntsman ICI Chemicals LLC                    3.7%
Fairchild Corp.                               3.6%
Quest Diagnostics, Inc.                       3.5%
Bridge Information Systems, Inc.              3.4%
Lyondell Chemical Co.                         2.5%

TOP FIVE INDUSTRIES
(Based on Total Investments)
Telecommunications/Cellular/PCS               8.3%
Chemicals, Plastics and Rubber                6.2%
Finance                                       5.0%
Telecommunications/CLEC                       4.9%
Beverage, Food and Tobacco                    4.7%

   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 Portfolio of Investments
 9 Statement of Net Assets
 9 Statement of Operations
10 Statement of Changes in Net Assets
10 Statement of Cash Flows
11 Notes to Financial Statements
14 Financial Highlights
16 Build Your Wealth Automatically
17 Fund Information

Photo of: Timothy R. Schwertfeger Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.




Dear Shareholder
It is my pleasure to report to you on the performance of the Nuveen Senior Income Fund (NSL). Since its inception, NSL has performed very well, surpassing the dividend amount that was anticipated before the first dividend was declared. In fact, NSL just increased its dividend, raising it to $0.0785 from $0.076 per share. This increase was the result of NSL's design, which allows the Fund to adjust its dividend to keep pace with current interest rates. (EDITOR'S NOTE:
NSL raised its dividend again on March 1, 2000, increasing it to $.082 per share.)

The Fed increased interest rates again on February 2, 2000, after NSL's dividend increase. The federal funds rate now stands at 5.75%, and with many economic forecasts calling for additional interest rate increases throughout 2000, NSL remains poised to try and take advantage of a rising interest rate environment for the benefit of shareholders seeking attractive current income.

A CHALLENGING INVESTMENT ENVIRONMENT
1999 was an interesting year, as the U.S. economy enjoyed its ninth consecutive year of continuous expansion, character ized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of economic expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time.

As investors watched and reacted to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the specter of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

To combat this threat of inflation, the Fed raised interest rates three times in 1999 and, as noted, once early in 2000. Many believe the Fed may raise rates at least that many times during the course of 2000, given the appointment of several new Fed members considered to be "hawkish" on fighting inflation.

NSL: A POTENTIAL ANSWER TO YOUR INVESTMENT NEEDS
By investing in senior loans, NSL offers shareholders high current income and diversification within a highly specified asset class. Additionally, because the

Fund's dividends can adjust with move ments in market interest rates, the Fund's dividends should change in the same direc tion as interest rates change. Therefore, much of the interest rate risk normally associated with fixed-income investing should be reduced.

As shown below, senior loans similar to those held by NSL generally have paid higher income than other short-term investments.


Line Chart:

SENIOR LOANS HAVE PRODUCED HIGHER YIELDS
THAN CERTAIN OTHER INVESTMENT ALTERNATIVES
3-Month Yield T-Bill       3-Month Yield LIBOR       Senior Loans
3.94                       4.19                      5.69
4.02                       4.25                      5.75
4.14                       4.31                      5.81
3.77                       4.06                      5.56
3.77                       4.06                      5.56
3.65                       3.94                      5.44
3.24                       3.44                      4.94
3.22                       3.5                       5
2.74                       3.13                      4.63
3.01                       3.56                      5.06
3.34                       4                         5.5
3.14                       3.44                      4.94
2.97                       3.31                      4.81
3                          3.19                      4.69
2.96                       3.25                      4.75
2.96                       3.19                      4.69
3.11                       3.38                      4.88
3.08                       3.31                      4.81
3.1                        3.31                      4.81
3.07                       3.25                      4.75
2.98                       3.38                      4.88
3.1                        3.44                      4.94
3.32                       3.5                       5
3.06                       3.38                      4.88
3.03                       3.25                      4.75
3.43                       3.75                      5.25
3.55                       3.94                      5.44
3.95                       4.31                      5.81
4.24                       4.63                      6.13
4.22                       4.88                      6.38
4.36                       4.88                      6.38
4.66                       5                         6.5
4.77                       5.5                       7
5.15                       5.63                      7.13
5.71                       6.19                      7.69
5.69                       6.5                       8
6                          6.31                      7.81
5.94                       6.25                      7.75
5.87                       6.25                      7.75
5.86                       6.19                      7.69
5.8                        6.06                      7.56
5.57                       6.06                      7.56
5.58                       5.88                      7.38
5.45                       5.88                      7.38
5.41                       5.95                      7.45
5.51                       5.94                      7.44
5.49                       5.88                      7.38
5.08                       5.63                      7.13
5.05                       5.38                      6.88
5.03                       5.3                       6.8
5.14                       5.47                      6.97
5.15                       5.48                      6.98
5.18                       5.5                       7
5.16                       5.58                      7.08
5.31                       5.68                      7.18
5.28                       5.56                      7.06
5.03                       5.63                      7.13
5.15                       5.5                       7
5.13                       5.5                       7
5.17                       5.56                      7.06
5.15                       5.56                      7.06
5.22                       5.54                      7.04
5.32                       5.77                      7.27
5.23                       5.82                      7.32
4.94                       5.81                      7.31
5.17                       5.78                      7.28
5.23                       5.71                      7.21
5.22                       5.72                      7.22
5.1                        5.77                      7.27
5.2                        5.75                      7.25
5.2                        5.9                       7.4
5.35                       5.81                      7.31
5.18                       5.63                      7.13
5.31                       5.68                      7.18
5.12                       5.71                      7.21
4.97                       5.72                      7.22
5.01                       5.69                      7.19
5.08                       5.69                      7.19
5.07                       5.69                      7.19
4.83                       5.63                      7.13
4.36                       5.31                      6.81
4.32                       5.22                      6.72
4.48                       5.28                      6.78
4.45                       5.07                      6.57
4.45                       4.97                      6.47
4.67                       5.03                      6.53
4.48                       5                         6.5
4.54                       4.99                      6.49
4.63                       5.07                      6.57
4.78                       5.37                      6.87
4.75                       5.34                      6.84
4.97                       5.52                      7.02
4.85                       6.08                      7.58
5.09                       6.19                      7.69
5.3                        6.12                      7.62
5.33                       6                         7.5
5.69                       6.08                      7.58

The Senior Loans Yield represents the 3-month LIBOR yield plus 150 basis points.


Given that NSL has been trading since October, please keep in mind the fact that the performance for very short time periods should not be the sole factor in making your investment decision. There are additional risks associated with senior loans, including credit risks as well as the possibility that short-term rates will fall and the Fund's dividend may be less than anticipated.


LEAVING YOUR MARK
As we embark on the new millennium, it is important to take note of where we have been, where we would like to go, and how we can leave our mark for the future. Since our inception in 1898, Nuveen has been synonymous with municipal bond invest ments, which have been the cornerstone of our business. As part of our evolution, we have spread our corporate wings to complement our municipal bond business with other investment vehicles designed to provide diversification for our share holders. One of the ways we have started on this path is through the issuance of the Nuveen Senior Income Fund, which is an exciting and distinct type of investment.

Nuveen's ultimate goal is to change the way people think about wealth and to have an impact on the way you and your adviser currently view money and investing. We appreciate the choice you made in pur chasing this fund and remain committed to finding the best ways to serve your evolving investment needs.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 16, 2000

Nuveen Senior Income Fund

PORTFOLIO MANAGER'S COMMENTS

Executive Managing Director Jeffrey Maillet leads the Nuveen Senior Income Fund's management team. A pioneer in the field, Jeff, who joined Nuveen in 1999, has managed senior floating rate loan products since the market's beginnings almost 20 years ago. He most recently managed more than $13 billion in this asset class before creating Nuveen's senior loan investment team. In total, he has purchased more than 2,000 senior bank issues totaling $28 billion.

Jeff recently discussed the performance of the Nuveen Senior Income Fund (NSL) and the senior loan market.


WHAT WAS THE BIGGEST FACTOR THAT AFFECTED BOTH THE SENIOR LOAN MARKET AND NSL SINCE OCTOBER, WHEN THE FUND WAS LAUNCHED?
An increase in interest rates was the biggest factor that affected the senior loan market and NSL. The Federal Reserve raised rates for a third time in 1999, shortly after NSL's inception in October. (EDITOR'S NOTE: the Fed raised rates again on February 2, 2000.) Given that the Fund's dividend is intended to rise and fall in correlation with changes in short-term interest rates, steady increases in those rates can potentially lead to higher dividends for shareholders. Highlighting this is the fact that our first dividend declaration was higher than anticipated. If the Fed continues to increase interest rates, owning a senior loan fund could be beneficial due to its defensive nature. We were able to find good prices in the senior loan market near the end of 1999 due to the uncertainty surrounding Y2K issues, which also contributed to a higher than expected dividend. This uncertainty created a widening of spreads for senior loans, which allowed us to purchase high yielding loans at attractive prices.

WHERE WERE YOU ABLE TO FIND THE BEST VALUES?
The telecommunications sector provided considerable opportunities. Companies like OmniPoint Communications, Inc., which is a pioneer in the area of developing and integrating advanced wireless communication systems, and Nextel Partners Operating Co., which is the world's leading provider of fully integrated guaranteed all-digital wireless services, are two of the Fund's more notable holdings.

Another area of concentration was the beverage, food and tobacco sector, and Triarc Consumer Products Group, maker of Snapple Beverages, is represented in the portfolio because of its strong manage ment team and well-respected brands. Looking for top-flight companies in their respective fields is one of the key strategies we use when looking to purchase loans for the Fund. In this regard, Huntsman ICI Chemicals LLC and Lyondell Chemical Co. were added to the portfolio because we believe they are at the top of their respective product lines in the chemicals and plastics field. Huntsman Chemical is a leading global manufacturer and marketer of a wide variety of commodity and specialty chemicals. Lyondell Chemical focuses on the production of basic chemicals and polymers that enhance the quality of other products like automobile parts, home building materials, and food packaging products.

In addition to searching for companies that have strong management and industry recognition, another consideration is market share. One company that stands out is the Scotts Company, which is the world's leading supplier and marketer of consumer products for individual lawn and garden care. Scott's dominant market share and strong brand name were important factors that led to its inclusion in NSL.

WERE THERE ANY AREAS YOU TRIED TO AVOID?
We don't exclude any particular sectors, but one area where we've tried to limit our exposure is healthcare. Recent governmental regulations have led to stress in that area, which has caused a disturbing number of defaults in the sector, primarily related to acute care hospitals and skilled nursing homes. As a result, we have avoided those two areas of the healthcare sector.

WHERE DO SENIOR LOANS FALL IN A TYPICAL CORPORATE CAPITAL STRUCTURE?
At least 80% of the Fund's senior loan invest ments are secured by specific collateral (i.e. having a first claim on specific assets or cash flow of the borrower), placing the senior loan in a favored position within the borrower's capital structure.


GRAPHIC:
            Priority Ranking of Typical Corporate Capital Structure
                                  Senior Loans
                            Senior Subordinated Debt
                            Junior Subordinated Debt
                                Preferred Equity
                                 Common Equity



HOW HAS NSL PERFORMED SINCE ITS INCEPTION, OCTOBER 29, 1999, THROUGH JANUARY 31, 2000?
One of the highlights of the Fund's performance since its inception is the fact that its initial dividend of $0.076 per share was higher than we anticipated before the declaration date. As of January 31, 2000, NSL's market yield was 9.54%, based on a share price of $9 5/8.

In terms of net asset value (NAV), NSL saw its NAV go up from $9.55 on the first day of trad ing to $9.59, as of January 31, 2000, despite weakness in the fixed income market. The main factor contributing to NSL's relative NAV stability is the frequency of interest rate resets.

NSL invests in loans with variable interest rates, and NAV fluctuations from market interest rate changes should be minimal. Changes in interest rates typically affect the price of fixed-income investments but not the income they produce. Conversely, changes in interest rates affect a senior loan fund's income potential but only have a minimal NAV impact.

NSL invests in loans whose interest rates reset every 90 days or less. The frequent rate resets help NSL's dividend adjust with current market conditions, which means that its dividend should rise when interest rates increase and fall when interest rates decline.

NSL's since-inception total return on NAV for the period ended January 31, 2000 was 2.02%.

WHAT IS YOUR OUTLOOK FOR NSL?
Our goal for NSL will be to try and take advantage of attractive opportunities in the senior loan market as a potential way to increase the Fund's income stream. Our team believes that telecommunications and basic industries (i.e. manufacturing, chemical) are two sectors of the senior loan market that will be strong performers over the upcoming year. In addition, we plan to limit our exposure to the retail sector given the uncertainty surrounding consumer spending patterns in relation to future potential Federal Reserve interest rate increases.

With the uncertainty surrounding the Fed's interest rate decisions in 2000, we view their bias towards more interest rate increases in a favorable way given that NSL's dividend could potentially benefit from those upward rate adjustments.

                            Portfolio of Investments
                            NUVEEN SENIOR INCOME FUND (NSL)
                            January 31, 2000
                            (Unaudited)

                                                                           Ratings*
                                                                      -----------------
    Principal                                                                                      Stated                    Market
 Amount (000)   Description                                           Moody's        S&P       Maturity**                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS*** - 124.8%

                Aerospace/Defense - 5.2%

$     14,961    Fairchild Corp., Term Loan B                              Ba3        BB-         04/03/06            $   14,680,522
-----------------------------------------------------------------------------------------------------------------------------------

                Automotive - 3.5%

       9,967    MetalForming Technologies, Inc., Term Loan B               NR         NR         06/30/06                 9,891,917
-----------------------------------------------------------------------------------------------------------------------------------

                Beverage, Food & Tobacco - 6.8%

       9,476    American Bottling Company, Inc., Term Loan B               NR         NR         10/07/07                 9,505,863

       6,179    Eagle Family Foods Inc., Term Loan                         B1          B         12/31/05                 5,972,619

       1,145    Triarc Consumer Products Group, LLP, Term Loan B           B1         B+         03/01/06                 1,152,034

       2,795    Triarc Consumer Products Group, LLP, Term Loan C           B1         B+         03/01/07                 2,810,963
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19,441,479
-----------------------------------------------------------------------------------------------------------------------------------

                Chemicals, Plastics & Rubber - 8.8%

       7,500    Huntsman ICI Chemicals LLC, Term Loan B                   Ba3         BB         06/30/07                 7,550,000

       7,500    Huntsman ICI Chemicals LLC, Term Loan C                   Ba3         BB         06/30/08                 7,550,000

       9,975    Lyondell Chemical Co., Term Loan E                        Ba3         NR         03/31/06                10,220,090
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         25,320,090
-----------------------------------------------------------------------------------------------------------------------------------

                Containers, Packaging & Glass - 1.7%

       2,639    Graham Packaging Co., Term Loan B                          B1         B+         01/31/06                 2,641,629

       2,187    Graham Packaging Co., Term Loan C                          B1         B+         01/31/07                 2,188,778
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,830,407
-----------------------------------------------------------------------------------------------------------------------------------

                Diversified Manufacturing - 2.4%

       6,965    Western Industries Holding Inc., Term Loan B               NR         NR         06/23/06                 6,951,941
-----------------------------------------------------------------------------------------------------------------------------------

                Ecological - 3.8%

       4,545    Allied Waste North America, Inc., Term Loan B             Ba3         BB         07/21/06                 4,406,250

       5,455    Allied Waste North America, Inc., Term Loan C             Ba3         BB         07/21/07                 5,287,500

       1,000    Stericycle Inc., Term Loan B                               B1        BB-         11/10/06                 1,003,438
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,697,188
-----------------------------------------------------------------------------------------------------------------------------------

                Electronic Services - 6.6%

       4,815    Semiconductor Components Industries, LLC, Term Loan B      NR        BB-         08/04/06                 4,865,972

       5,185    Semiconductor Components Industries, LLC, Term Loan C      NR        BB-         08/04/07                 5,240,278

       8,771    Via Systems, Inc., Term Loan                               B1         B+         03/31/04                 8,536,954
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,643,204
-----------------------------------------------------------------------------------------------------------------------------------

                Farming & Agricultural - 1.8%

       2,496    Scotts Company, Term Loan B                               Ba3         BB         06/30/06                 2,512,676

       2,495    Scotts Company, Term Loan C                               Ba3         BB         06/30/07                 2,511,921
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,024,597
-----------------------------------------------------------------------------------------------------------------------------------



                            Portfolio of Investments (continued)
                            NUVEEN SENIOR INCOME FUND (NSL)
                            January 31, 2000
                            (Unaudited)
                                                                           Ratings*
                                                                      -----------------
    Principal                                                                                      Stated                    Market
 Amount (000)   Description                                           Moody's        S&P       Maturity**                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                Finance - 7.2%

$      4,975    Bridge Information Systems, Inc., Term Loan B              NR         NR         07/07/05            $    4,688,938

       4,987    Bridge Information Systems, Inc., Term Loan B              NR         NR         07/07/05                 4,700,689

       4,987    Bridge Information Systems, Inc., Term Loan B              NR         NR         03/05/06                 4,700,689

       6,500    Sovereign Bancorp, Inc., Term Loan B                      Ba2         NR         11/14/03                 6,524,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         20,614,691
-----------------------------------------------------------------------------------------------------------------------------------

                Healthcare - 6.8%

       5,000    Lifepoint Hospitals Holdings, Inc., Term Loan B            B1         B+         11/11/05                 4,978,125

       7,437    Quest Diagnostics, Inc., Term Loan B                      Ba3         BB         08/16/06                 7,476,719

       6,865    Quest Diagnostics, Inc., Term Loan C                      Ba3         BB         08/16/07                 6,901,587
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19,356,431
-----------------------------------------------------------------------------------------------------------------------------------

                Home & Office Furnishings/Housewares - 3.3%

      10,000    World Kitchen Inc., Term Loan C                            B1        BB-         04/09/07                 9,500,000
-----------------------------------------------------------------------------------------------------------------------------------

                Hotels, Motels, Inns & Gaming - 3.4%

      10,000    Wyndham International, Inc., Term Loan B                   NR         NR         06/30/06                 9,741,667
-----------------------------------------------------------------------------------------------------------------------------------

                Insurance - 3.5%

       5,000    GAB Robins North America, Inc., Term Loan B                NR         NR         12/01/05                 4,981,250

       4,950    USI Holdings Corp., Term Loan                              NR         B+         09/17/04                 4,931,438
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,912,688
-----------------------------------------------------------------------------------------------------------------------------------

                Leisure & Entertainment - 6.7%

       4,000    Bally Total Fitness Holding Corp., Term Loan               B1         B+         11/10/04                 3,994,167

       3,447    Fitness Holdings Worldwide, Inc., Term Loan B              NR         B+         11/02/06                 3,448,756

       6,553    Fitness Holdings Worldwide, Inc., Term Loan C              NR         B+         11/02/07                 6,557,494

       5,000    Six Flags Theme Parks Inc., Term Loan B                   Ba3         B+         09/30/05                 5,017,188
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19,017,605
-----------------------------------------------------------------------------------------------------------------------------------

                Mining, Steel, Iron & Non-Precious Metals - 1.3%

       3,580    ASARCO Inc., Term Loan                                     B1         BB         06/21/01                 3,573,459
-----------------------------------------------------------------------------------------------------------------------------------

                Non-Durable Consumer Products - 3.5%

       5,283    Norwood Promotional Products, Inc., Term Loan B            NR         NR         05/31/06                 5,302,899

       4,706    Norwood Promotional Products, Inc., Term Loan C            NR         NR         11/30/06                 4,723,530
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,026,429
-----------------------------------------------------------------------------------------------------------------------------------

                Personal & Miscellaneous Services - 1.5%

       4,300    Weight Watchers International, Inc.,
                Transferable Loan Certificate                             Ba2        B+          09/30/06                 4,308,063
-----------------------------------------------------------------------------------------------------------------------------------

                Printing & Publishing - 3.0%

       7,000    American Media Operations, Inc., Term Loan B-1            Ba3         B+         04/01/07                 7,018,958

       1,496    Merrill Corp., Term Loan B                                 B1        BB-         11/23/07                 1,504,199
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,523,157
-----------------------------------------------------------------------------------------------------------------------------------

                Restaurants & Food Service - 3.5%

       4,975    Domino's Inc., Term Loan B                                 B1         B+         12/21/06                 4,999,689

       4,980    Domino's Inc., Term Loan C                                 B1         B+         12/21/07                 5,004,900
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,004,589
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           Ratings*
                                                                      -----------------
    Principal                                                                                      Stated                    Market
 Amount (000)   Description                                           Moody's        S&P       Maturity**                     Value
-----------------------------------------------------------------------------------------------------------------------------------

                Retail/Catalog - 1.8%

$      5,000    Micro Warehouse, Inc., Term Loan B                         B1        BB-         01/31/07            $    4,981,250
-----------------------------------------------------------------------------------------------------------------------------------


                Retail/Stores - 3.5%

       5,920    HMV Media Group PLC, Term Loan C                           B1        BB-         03/28/06                 5,838,600

       4,080    HMV Media Group PLC, Term Loan D                           B1        BB-         08/28/06                 4,023,900
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,862,500
-----------------------------------------------------------------------------------------------------------------------------------


                Telecommunications/Cellular/PCS - 12.0%

       2,108    American Cellular Corp., Term Loan B                       B2         NR         06/25/07                 2,108,129

       2,108    American Cellular Corp., Term Loan C                       B2         NR         12/25/07                 2,108,129

      10,000    BCP Telecomunicacoes, Term Loan A                          NR         NR         03/31/00                10,025,000

      10,000    Centennial Cellular Operating Co. LLC, Term Loan A         B1         B+         11/30/06                10,020,833

       5,000    Omnipoint Communications Inc., Term Loan A                 B2         NR         03/31/08                 4,996,875

       4,992    Omnipoint Communications Inc., Term Loan C                 B2         NR         02/17/06                 5,013,046
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         34,272,012
-----------------------------------------------------------------------------------------------------------------------------------

                Telecommunications/CLEC - 7.1%

      10,000    Level 3 Communications, LLC, Term Loan B                   B1         B+         01/15/08                10,064,583

       5,000    RCN Corp., Term Loan B                                     B1         B+         06/03/06                 5,030,208

       5,000    Teligent Inc., Term Loan                                   B3         B-         06/30/06                 4,965,625
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         20,060,416
-----------------------------------------------------------------------------------------------------------------------------------

                Telecommunications/Hybrid - 1.8%

       5,000    Nextel Partners Operating Co., Term Loan B                 B2         B-         01/29/08                 5,065,625
-----------------------------------------------------------------------------------------------------------------------------------

                Telecommunications/Satellite - 1.7%

       5,000    Satelites Mexicanos, S.A. de C.V., Bond                    B1         B+         06/30/04                 4,700,000
-----------------------------------------------------------------------------------------------------------------------------------

                Telecommunications/Wireless Messaging - 2.7%

       8,106    Arch Paging, Inc., Term Loan C                             B2          B         06/30/06                 7,558,495
-----------------------------------------------------------------------------------------------------------------------------------

                Textiles & Leather - 3.5%

       9,875    Norcross Safety Products LLC, Term Loan                    NR         NR         09/30/05                 9,800,938
-----------------------------------------------------------------------------------------------------------------------------------

                Transportation/Cargo - 3.2%

       9,000    North American Van Lines, Inc., Term Loan B                B1         B+         11/18/07                 8,983,125
-----------------------------------------------------------------------------------------------------------------------------------

                Transportation/Personal - 1.8%

       2,500    Avis Rent A Car, Inc., Term Loan B                        Ba3        BB+         06/30/06                 2,516,667

       2,500    Avis Rent A Car, Inc., Term Loan C                        Ba3        BB+         06/30/07                 2,516,667
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,033,334
-----------------------------------------------------------------------------------------------------------------------------------

                Transportation/Rail Manufacturing - 1.4%

       4,000    Kansas City Southern Railway Co., Term Loan B             Ba1        BBB         12/29/06                 4,027,499
-----------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $355,162,158)                                           354,405,318
                -------------------------------------------------------------------------------------------------------------------


                            Portfolio of Investments (continued)
                            NUVEEN SENIOR INCOME FUND (NSL)
                            January 31, 2000
                            (Unaudited)
    Principal                                                                                      Stated                    Market
 Amount (000)   Description                                                                    Maturity**                     Value
-----------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 19.7%

                Commercial Paper:

$      9,995    Cargill Inc.                                                                     02/04/00            $    9,995,458

       6,070    Centex Corp.                                                                     02/01/00                 6,070,000

       9,997    Central & South West Corp.                                                       02/03/00                 9,996,806

      10,000    Maytag Corp.                                                                     02/01/00                10,000,000

       9,997    Nabisco, Inc.                                                                    02/03/00                 9,996,844

      10,000    Texas Utilities Co.                                                              02/01/00                10,000,000
                -------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $56,059,108)                                                          56,059,108
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $411,221,266) - 144.5%                                                          410,464,426
                -------------------------------------------------------------------------------------------------------------------
                Bank Borrowings Payable - (44.7)%+                                                                     (127,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                        602,261
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                   $   284,066,687
                ===================================================================================================================


NR   Not rated.

*    Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by
     Standard & Poor's Group are considered to be below investment grade.

** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior
     Loans held in its portfolio will be approximately 18-24 months.

*** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank
     Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

+    Bank borrowings payable based on total assets equals (30.7)%.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
January 31, 2000
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $411,221,266)                                                                       $410,464,426
Cash                                                                                                                        587,451
Interest receivable                                                                                                       3,123,236
Other assets                                                                                                                176,537
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      414,351,650
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank borrowings payable                                                                                                 127,000,000
Accrued expenses:
   Management fees                                                                                                          119,111
   Other                                                                                                                    915,445
Common share dividends payable                                                                                            2,250,407
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                 130,284,963
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $284,066,687
===================================================================================================================================
Common shares outstanding                                                                                                29,610,617
===================================================================================================================================
Net asset value per Common share outstanding (net assets divided by
   Common shares outstanding)                                                                                          $       9.59
===================================================================================================================================

STATEMENT OF OPERATIONS
For the Period October 29, 1999 (commencement of operations) through January 31,
2000 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                                                                 $7,732,135
Fees                                                                                                                         48,109
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                   7,780,244
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                             662,026
Interest expense                                                                                                            524,305
Custodian's fees and expenses                                                                                                94,169
Shareholders' servicing agent fees and expenses                                                                              68,082
Professional fees                                                                                                            41,378
Shareholders' reports - printing and mailing expenses                                                                         6,296
Trustees' fees and expenses                                                                                                   5,218
Other expenses                                                                                                               41,970
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                               1,443,444
   Expense reimbursement                                                                                                   (350,484)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              1,092,960
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     6,687,284
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                                                                              151,759
Change in net unrealized appreciation (depreciation) of investments                                                        (756,840)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                                           (605,081)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                               $6,082,203
===================================================================================================================================


                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Period October 29, 1999 (commencement of operations) through January 31,
2000 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                                   $ 6,687,284
Net realized gain from investment transactions                                                                              151,759
Net change in unrealized appreciation (depreciation) of investments                                                        (756,840)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                                6,082,203
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From undistributed net investment income                                                                                 (4,500,803)
From accumulated net realized gains from investment transactions                                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to Common shareholders                                                         (4,500,803)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                                                                                 282,383,896
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                                                                              1,307
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                              283,966,603
Net assets at the beginning of period                                                                                       100,084
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                                        $284,066,687
===================================================================================================================================
Balance of undistributed net investment income at the end of period                                                    $  2,186,481
===================================================================================================================================


STATEMENT OF CASH FLOWS
For the Period October 29, 1999 (commencement of operations) through January 31,
2000 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS                                                                                  $   6,082,203
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash used for Operating Activities:
   Increase in investments at value                                                                                    (410,464,426)
   Increase in interest receivable                                                                                       (3,123,236)
   Increase in other assets                                                                                                (176,537)
   Increase in management fees                                                                                              119,111
   Increase in other liabilities                                                                                            915,445
   Increase in Common shares dividends payable                                                                            2,250,407
Total adjustments                                                                                                      (410,479,236)
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH USED FOR OPERATING ACTIVITIES                                                                                 (404,397,033)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowings                                                                                           127,000,000
Proceeds from shares sold                                                                                               282,383,896
Proceeds from shares reinvested                                                                                               1,307
Distributions to shareholders                                                                                            (4,500,803)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by financing activities                                                                            404,884,400
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN CASH                                                                                                        487,367
Cash at the beginning of period                                                                                             100,084
-----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                              $    587,451
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(Unaudited)




1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is listed on the New York Stock Exchange and trades under the ticker symbol "NSL". The Fund was organized as a Massachusetts business Trust on August 13, 1999. The Fund commenced operations on October 29, 1999.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund seeks to increase the income available for distribution to Common shareholders by utilizing financial leverage.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Investment Valuation
The prices of senior loans in the Fund's investment portfolio are provided by pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior loans for which current quotations are not readily available are valued at a fair value using a wide range of market data and other information and analysis, including credit considerations considered relevant by such pricing service providers to determine valuations. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts when required for federal income tax purposes. Facilities fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains from investment transactions. The Fund currently considers significant net realized capital gains as amounts in excess of $.01 per share. Net realized capital gain distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
The Fund intends to declare and pay monthly distributions to Common shareholders. Generally payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

(Unaudited)


Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period October 29, 1999 (commencement of operations)through January 31, 2000.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
During the period October 29, 1999 (commencement of operations)through January 31, 2000, 29,600,000 shares were sold and 137 shares were issued to shareholders due to reinvestment of distributions.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0785 per share from its net investment income which was paid on March 1, 2000, to shareholders of record on February 15, 2000.

4. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during period October 29, 1999 (commencement of operations)through January 31, 2000, aggregated $395,103,671 and $40,339,803, respectively.

At January 31, 2000, the identified cost of investments owned for federal income tax purposes was $411,221,266.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At January 31, 2000, net unrealized depreciation of investments for federal income tax purposes aggregated $756,840 of which $1,568,082 related to appreciated securities and $2,324,922 related to depreciated securities.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .8500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .45% of the average daily managed assets for the period October 29, 1999 (commencement of operations) through October 31, 2004, .35% of the average daily managed assets for the year ended October 31, 2005, .25% of the average daily managed assets for the year ended October 31, 2006, .15% of the average daily managed assets for the year ended October 31, 2007, .10% of the average daily managed assets for the year ended October 31, 2008, and .05% of the average daily managed assets for the year ended October 31, 2009. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMPOSITION OF NET ASSETS
At January 31, 2000, net assets consisted of:


-------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    296,106
Paid-in surplus                                                     282,189,181
Balance of undistributed net investment income                        2,186,481
Accumulated net realized gain from investment transactions              151,759
Net unrealized appreciation (depreciation) of investments              (756,840)
-------------------------------------------------------------------------------
Net assets                                                         $284,066,687
===============================================================================
Authorized shares:
   Common                                                             Unlimited
   Preferred                                                          Unlimited
===============================================================================


8. COMMITMENTS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund may have unfunded loan commitments. There were no such unfunded loan commitments as of January 31, 2000. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

9. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests primarily in assignments, participations or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of January 31, 2000.

10. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to 331/3% of the Fund's total assets immediately after such borrowing or issuance.

The Trust has entered into a $150,000,000 revolving credit agreement with Deutsche Bank AG which expires December 19, 2000. The Trust paid $200,000 in fees in connection with obtaining the agreement. These Prepaid fees are being amortized into expense over the term of the agreement. Interest is charged at a rate of either the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility.

The average daily balance of bank borrowings for the period October 29, 1999 (commencement of operations) through January 31, 2000, was approximately $29,958,000 with an average interest rate of 6.72%.

FINANCIAL HIGHLIGHTS
(Unaudited)
Selected data for a share outstanding throughout the period October 29, 1999 (commencement of operations) through January 31, 2000:

                                                       Investment Operations                 Less Distributions
                                                  ---------------------------------   ------------------------------
                                                               Net
                                                               Realized/
                                     Beginning    Net          Unrealized             Net
                                     Net Asset    Investment   Investment             Investment   Capital
                                     Value        Income       Gain (Loss)    Total   Income       Gains      Total
Year Ended 7/31:
   2000 (a)                          $9.55        $.23         $(.03)         $.20    $(.15)       $--        $(.15)

                                                                                       Total Returns
                                                                              ------------------------------
                                     Organization
                                     and          Ending       Ending                              Based on
                                     Offering     Net Asset    Market         Based on             Net Asset
                                     Costs        Value        Value          Market Value+        Value+
Year Ended 7/31:
   2000 (a)                          $(.01)       $9.59        $9.5625        (2.85)%              2.02%

                                                                  Ratios/Supplemental Data
                                     ---------------------------------------------------------------------------------------------
                                                       Before Reimbursement                After Reimbursement**
                                                  -------------------------------   --------------------------------
                                                  Ratio of           Ratio of Net   Ratio of            Ratio of Net
                                                  Operating          Investment     Operating           Investment
                                     Ending       Expenses to        Income to      Expenses to         Income to        Portfolio
                                     Net Assets   Average            Average        Average             Average          Turnover
                                     (000)        Net Assets++       Net Assets++   Net Assets++        Net Assets++     Rate
Year Ended 7/31:
   2000 (a)                          $284,067     2.03%*             8.92%*         1.54%*              9.41%*           14%


*    Annualized.

**   After expense reimbursement, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

++   Each Ratio of Operating Expenses to Average Net Assets and each Ratio of
     Net Investment Income to Average Net Assets includes the effect of the interest expense paid on bank borrowings of .74%.

(a)  For the period October 29, 1999 (commencement of operations) through
     January 31, 2000.

BUILD YOUR WEALTH AUTOMATICALLY

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
The Nuveen Senior Income Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or
(ii) 95% of the market price on that date. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

FUND INFORMATION

BOARD OF TRUSTEES
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Senior Loan Asset Management Inc.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
Chase Bank of Texas
600 Travis Street
Houston, TX 77002

TRANSFER AGENT AND
SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
KPMG LLP
Chicago, IL

The fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended January 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisers, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisers have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisers and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

Invest well. Look ahead. Leave your mark.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



LOGO:
NUVEEN Investments
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com


                                                                      FSA-2-1-00